              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   As independent certified public accountants, we herby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 333-74487 and 333-92065.


                                                     /s/ ARTHUR ANDERSEN LLP

   Denver, Colorado
   April 20, 2000